Exhibit 99.1

Cathay General Bancorp Completes HSBC West Coast Acquisition

LOS ANGELES--(BUSINESS WIRE)--February 7, 2022--Cathay General Bancorp (Nasdaq: CATY), announced today that its subsidiary bank, Cathay Bank, has completed the purchase of HSBC Bank USA, National Association’s (“HSBC”) West Coast mass retail market consumer banking business and retail business banking business. As a result of the acquisition, Cathay Bank will add 10 retail branches in California and additional loans and deposits associated with HSBC’s West Coast mass retail market consumer and retail business banking business.

“This acquisition complements and strengthens our existing footprint. The combined client base will benefit from a broadened suite of Cathay products and services and an extended branch network in the West,” said Chang M. Liu, President and Chief Executive Officer of Cathay Bank.

ABOUT CATHAY GENERAL BANCORP

Cathay General Bancorp is the holding company for Cathay Bank, a California state-chartered bank. Cathay General Bancorp’s website is found at www.cathaygeneralbancorp.com. Founded in 1962, Cathay Bank offers a wide range of financial services. Cathay Bank currently operates 47 branches in California, 10 branches in New York State, four in Washington State, two in the Chicago, two in Texas, one in Maryland, one in Massachusetts, one in Nevada, one in New Jersey, one in Hong Kong, and a representative office in Beijing, Shanghai and Taipei. Cathay Bank’s website is found at www.cathaybank.com.

FORWARD-LOOKING STATEMENTS

Statements made in this press release, other than statements of historical fact, are forward looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995 regarding management’s beliefs, projections, and assumptions concerning future results and events. These forward-looking statements may include, but are not limited to, such words as “aims,” “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “predicts,” “potential,” “possible,” “optimistic,” “seeks,” “shall,” “should,” “will,” and variations of these words and similar expressions. Forward-looking statements are based on estimates, beliefs, projections, and assumptions of management and are not guarantees of future performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, Cathay General Bancorp’s ability to realize anticipated cost savings, economies of scale and/or revenue and business franchise enhancements from the transaction within expected time frames or at all; higher than anticipated transaction costs; deposit attrition, operating costs, client loss and business disruption following the transaction, including difficulties in maintaining relationships with employees and clients, may be greater than expected; local, regional, national and international economic and market conditions and events and the impact they may have on clients, assets, and liabilities of Cathay General Bancorp and HSBC; Cathay General Bancorp’s success at managing the risks involved in the foregoing items and all other factors set forth in Cathay General Bancorp’s filings with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended December 31, 2020, and particularly the discussion of risk factors within that document. Actual results in any future period may also vary from any past results discussed in this press release.

Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Cathay General Bancorp undertakes no obligation to update or review any forward-looking statement to reflect circumstances, developments or events occurring after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Contacts

Heng W. Chen
(626) 279-3652